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                                                                   Exhibit 10.13

                     CONTINUING AND UNCONDITIONAL GUARANTY
                     -------------------------------------

     FOR VALUE RECEIVED, and to induce AmSouth Bank, an Alabama banking corporation (herein called "Bank") whose address is 13535 Feather Sound Drive, Building 1, Suite 620, Clearwater, Florida, 33762, to make a loan or advances or to extend credit or other financial accommodation or benefit, with or without security, to or for the account of StrandTek International, Inc., a Florida corporation (herein called "Borrower"), the undersigned Guarantor (if more than one, each of them jointly and severally) hereby becomes surety for and irrevocably and unconditionally guarantees to Bank the payment when due, whether by acceleration or otherwise, of any and all Liabilities (as hereinafter defined) of Borrower to Bank. As used herein, "Note" shall mean the Renewal Promissory Note having an effective date of January 2, 2001, together with all modifications and renewals thereof, executed by Borrower in favor of Bank to evidence a $2,500,000.00 term facility. Guarantor further covenants and agrees as follows:

     1. The term "Liability" or "Liabilities" as used herein shall include, without limitation, all liabilities and obligations of Borrower to Bank incurred pursuant to or arising under the Note (as defined herein) or other loan documents executed in connection therewith; all obligations of the undersigned hereunder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, due or to become due, or which may be herein or hereafter contracted or acquired, or incurred directly or indirectly as a result thereof, and all extensions or renewals thereof and all sums payable under or by virtue thereof including, without limitation, all amounts of principal and interest and all expenses (including attorneys' fees and costs of collection incurred in the collection thereof or the enforcement of Bank's rights), whether arising in the ordinary course of business or otherwise, and whether held or to be held by Bank for its own account or as agent for another or others. The term Liabilities as used herein shall include all Liabilities of any successor entity or entities to Bank.

     2. The undersigned waives notice of acceptance of this Guaranty and notice of any Liability to which it may apply and further waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, and notice of any suit or the taking of other action by Bank against Borrower and any other notice to any party liable thereon (including the undersigned).

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     3.   Bank may at any time and from time to time, without notice to and without incurring responsibility to the undersigned, and without impairing, releasing or otherwise affecting the obligations of the undersigned in whole or in part and without the endorsement or execution by the undersigned of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, and change or extend the time of, or renew or alter, any Liability or installment thereof, or any security therefor, and may loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities, the payment of which shall be guaranteed hereunder, and the guaranty herein made shall apply to the Liabilities as so changed, extended, renewed, increased or otherwise altered; (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities and any offset thereagainst; (c) exercise or refrain from exercising any rights against Borrower or others (including the undersigned) or act or refrain from acting in any other manner; (d) settle or compromise any Liability or any security therefor, and may subordinate the payment of all or any part thereof to the payment of any Liability (whether or not due) of Borrower to creditors of Borrower other than Bank and the undersigned; and (e) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

     4. No invalidity, irregularity or unenforceability of all or any part of the Liabilities or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary and absolute obligation of the undersigned.

     5. This Guaranty is a continuing one and all Liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No purported notice by Guarantor of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities that shall have been created, contracted, assumed or incurred prior to receipt by Bank of written notice of such revocation or termination, or Liabilities that shall have been created, contracted for, assumed or incurred after receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice, and the sole effect of such notice of revocation or termination hereof shall be to exclude from this


Continuing and Unconditional Guaranty
David M. Veltman - Loan B            -2-
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Guaranty Liabilities thereafter arising that are unconnected with Liabilities theretofore arising or transactions theretofore entered into.

     6. All notices provided to be given to Bank herein shall be sent by registered or certified mail, return receipt requested, to the address shown in the preamble to this Guaranty.

     7. Any and all rights and claims of the undersigned against Borrower or any of its property shall be subordinate and subject in right of payment to the prior payment in full of all Liabilities to Bank.

     8. Bank at all times shall have the right to require the undersigned to deliver to Bank, as security for the Liabilities, original or additional collateral satisfactory to Bank.

     9. As security for the Liabilities, Bank is hereby given a lien upon, security title to, and a security interest in all property of the undersigned now or at any time hereafter in possession of Bank in any capacity whatsoever, and whether joint or by the entireties, including but not limited to any balance or share of any deposit, account, trust, agency or special account, or items of monies of the undersigned now or hereafter in the possession or control of or otherwise with Bank, to include all dividends and distributions thereon or other rights in connection therewith, and Bank shall have access to such property as authorized by law. Without limiting the generality of the foregoing, Bank shall have a prior perfected security interest to secure the Liabilities and may, at any time or from time to time at its option and without notice: (a) appropriate and apply towards the payment of any Liabilities the balance of any such account of the undersigned; and (b) transfer into its own name or that of its nominee any such property in the possession or custody of Bank.

     10. The undersigned shall be in default hereunder upon: (a) non-payment of any Liability when due; (b) failure of Borrower or the undersigned to perform any agreement creating or otherwise affecting any Liability or any provision hereof, or to pay in full, when due, any other obligation of Borrower or the undersigned, or failure to pay when due any premium upon any life insurance policy held as collateral for any Liability; (c) the death, dissolution, termination of existence, insolvency, or business failure of Borrower or the undersigned, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any

Continuing and Unconditional Guaranty
David M. Veltman - Loan B             -3-
proceedings in bankruptcy or insolvency by or against Borrower or the undersigned; (d) the entry of a judgment against Borrower or the undersigned;
(e) the issuing of any attachment or garnishment, or the filing of any lien against any property of Borrower or the undersigned; (f) the taking of possession of any substantial part of the property of Borrower or the undersigned at the instance of governmental authority; (g) the merger, consolidation or reorganization of Borrower or the undersigned; (h) the determination by Bank that any material, adverse change has occurred in the financial condition of Borrower or the undersigned from the conditions set forth in the financial statements of any such party heretofore furnished to Bank or from the condition of such party as heretofore most recently disclosed to Bank in any manner; or (i) falsity in any material respect of, or any material omission in, any representation or statement made to Bank by or on behalf of Borrower or the undersigned in connection with any Liability or other obligation of such parties.

     11. If Bank shall deem itself insecure, or upon the occurrence of any default hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the generality of the foregoing, Bank may at its option and without notice or demand: (a) declare any Liability accelerated and due and payable at once; and (b) take possession of any collateral security wherever located, and sell, resell, assign, transfer and deliver all or any part of said property of Borrower or the undersigned, at any broker's board or exchange or at any public or private sale, for cash or on credit or for future delivery, and in connection therewith Bank may grant options and may impose reasonable conditions such as requiring any purchaser of any stock so sold to represent that such stock is purchased for investment purposes only, and, upon any such sale, Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said property to be sold, free from and discharge of all trusts, claims, right of redemption and equities of the undersigned whatsoever; and (c) set off against any or all Liabilities or other obligations of the undersigned all money owed by Bank in any capacity to the undersigned whether or not due, and also set off against all other Liabilities of Borrower or obligations of the undersigned to Bank all money owned by Bank in any capacity to any Borrower of the undersigned, and Bank shall be deemed to have exercised such right of set-off and

Continuing and Unconditional Guaranty
David M. Veltman - Loan B             -4-
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to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

     12. The undersigned shall pay all costs of collection and attorneys' fees of the greater of: (a) ten per cent (10%) of any Liability due and unpaid if Bank proceeds to collect such Liability through the services of an attorney at law or by legal action, plus reasonable attorneys' fees incurred in appellate proceedings; or (b) reasonable attorney's fees, including reasonable attorney's fees of any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Liability or enforcing or preserving any right or interest of Bank hereunder, including the collection, sale or delivery of any collateral security from time to time pledged hereunder, and after deducting such fees, costs and expenses from the proceeds of sale or collection, Bank may apply any residue to pay any of the Liabilities, and the undersigned shall continue to be liable for any deficiency with interest, which shall remain a Liability.

     13. If claim is ever made upon Bank for repayment or recovery of any amount or amounts received by Bank in payment or on account of any of the Liabilities, and Bank repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of its property or any settlement or compromise of any such claim effected by Bank with any such claimant (including Borrower), then the undersigned agree that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Liability, and the undersigned shall be and remain liable to Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank.

     14. Any acknowledgment, new promise, payment of principal or interest, or otherwise, whether by Borrower or others (including the undersigned), with respect to any of the Liabilities shall, if the statute of limitations in favor of the undersigned against Bank shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.


Continuing and Unconditional Guaranty
David M. Veltman - Loan B             -5-

     15. Bank shall not be bound to take any steps necessary to preserve any rights in any of the property of the undersigned against prior parties who may be liable in connection therewith, and the undersigned hereby agree to take any such steps. Bank may nevertheless at anytime: (a) take any action it may deem appropriate for the care or preservation of such property or of any rights of the undersigned or Bank therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of the undersigned; (c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the obligations of the undersigned.

     16. No delay on the part of Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of the undersigned to Bank in any other respect at any other time.

     17. Bank shall not be required to proceed first against Borrower, or any other person, firm or corporation, whether primarily or secondarily liable, or against any collateral security held by it, before resorting to the undersigned for payment, and the undersigned shall not be entitled to assert as a defense to the enforceability of the guaranty set forth herein any defense of Borrower with respect to any Liability.

     18. Bank shall have the right, at any time and from time to time, without notice, to: (a) transfer into its own name or that of its nominee any of the property of the undersigned; (b) notify any obligor on any such property to make payment to Bank of any amounts due thereon; and (c) take control of any proceeds of any such property.

     19. The term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else. This Guaranty is binding upon the undersigned, his, their or its


Continuing and Unconditional Guaranty
David M. Veltman - Loan B             -6-
executors, administrators, successors and assigns, and shall inure to the benefit of Bank, its successors, endorsees or assigns.

     20. This agreement shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement. To the extend permitted by applicable law, the undersigned hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect. Any litigation arising hereunder or related hereto shall be tried by the state courts for the county or the federal court of the United States federal district where the branch office of Bank stated in the preamble hereto is located, whichever is applicable.

     21. This Guaranty is a guaranty of payment and performance and not of collection. In the event Borrower at any time defaults in the payment of performance of any of the Guaranteed Obligations as and when same becomes due, whether by acceleration of maturity of the debt or obligation or otherwise, Guarantor agrees to pay such debt or perform such obligation immediately. Upon failure of Guarantor to do so, Bank may, in its discretion, enforce the collection of such debt or the performance of such obligation out of Guarantor by action in any court of competent jurisdiction, or in any other manner provided by law, the same as if such debt or obligation were the primary and individual debt or obligation of Guarantor, and without first seeking to enforce such debt or obligation by action or otherwise against Borrower; or, Bank may, in its discretion, proceed in any manner provided by law or by contract for collection of debts against either or both Guarantor and Borrower the same as if such debts and obligations were primarily and individually the debt of both Guarantor and Borrower, jointly and severally.

GUARANTOR HEREBY WAIVES RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON THIS GUARANTY OR ON ANY MATTER ARISING IN CONNECTION WITH THIS GUARANTY.

     Notwithstanding any language to the contrary contained in this Guaranty, Guarantor's obligations under this Guaranty shall extend only to Borrower's


Continuing and Unconditional Guaranty
David M.. Veltman - Loan B            -7-
          liabilities to Bank arising in connection with that certain Note (as defined herein), between Bank and Borrower, including any extensions, modifications, or amendments thereto. It is the intent of the parties hereto that the obligations of Guarantor hereunder shall not extend to any future transactions between Bank and Borrower unrelated to the loan for which this Guaranty is provided (or any extensions, modifications, or amendments thereto), unless specifically set forth in such future transaction (i.e., in the form of a separate, written guaranty executed by Guarantor in connection with such future transaction). Nothing contained herein shall limit in any way, however, Guarantor's independent obligation to Bank as a maker or co-maker of any separate note.

Dated:  January 2, 2001

WITNESSES:                                 GUARANTOR:


/s/ Kenneth G. Arsenault, Jr               /s/ David M. Veltman
-----------------------------              -----------------------------
                                           David M. Veltman
/s/ Deborah J. Davis
-----------------------------              Taxpayer ID# ###-##-####
                                                        ----------------
STATE OF Florida
         -------------

COUNTY OF Pinellas
          ------------


          The foregoing instrument was acknowledged before me this 2nd day of January, 2001, by David M. Veltman, who is personally known to me NA
                                                                 --------------
----------------------------- as identification.


                                  /s/ Deborah J. Davis
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgment

                                  ______________________________________________
                                  Name of Acknowledger Typed, Printed or Stamped
(NOTARY SEAL)
                                  Notary Public, State of ______________________

                                  ______________________________________________
                                  Notarial Serial Number


                                                  (seal) Deborah J Davis
                                                         My Commission CC953949
                                                         Expires July 09, 2004



Continuing and Unconditional Guaranty
David M. Veltman - Loan B             -8-